UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2013

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-21174	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing..
On August 29, 2013, Avid Technology, Inc. (the “Company”) received a letter from the staff of the Listing Qualifications Department of The NASDAQ Stock Market LLC (“NASDAQ Staff”) indicating that unless the Company requests a hearing before the NASDAQ Listing Qualifications Panel (“Panel”) by September 5, 2013, the Company's common stock would be subject to delisting based upon its non-compliance with NASDAQ's filing requirement, as set forth in Listing Rule 5250(c)(1) (“Rule”). The Staff's determination letter was issued in accordance with standard NASDAQ procedures due to the delayed filing of the Company's Form 10-K for the fiscal year ended December 31, 2012 and Forms 10-Q for the fiscal quarters ended March 31, 2013 and June 30, 2013 (collectively, “Delinquent Reports”).
The Company has requested a hearing before the Panel and also requested a stay of the Staff's delisting determination. As a result of this request, the delisting of the Company's common stock is automatically stayed until at least September 20, 2013 and, assuming the Panel grants the Company's request for a stay, any final delisting action will be further stayed until at least the Panel's final determination following the hearing. At the hearing, the Company will present its plan to regain compliance with the Rule and request the continued listing of its common stock on NASDAQ pending such compliance. The Panel has the discretion to grant the Company an extension until March 14, 2014 to regain compliance with the Rule. There can be no assurance that the Panel will grant the Company's requests.
As previously announced, the Delinquent Reports were not timely filed due to the Company's ongoing accounting evaluation and pending restatement of its financial statements for the fiscal years ended December 31, 2011, 2010 and 2009 and quarterly periods ended March 31, 2012 and 2011, June 30, 2012 and 2011, and September 30, 2012 and 2011. For more information regarding the accounting evaluation, please see the Notification of Late Filing on Form 12b-25 filed by the Company on August 12, 2013, and the Current Report on Form 8-K filed by the Company on May 21, 2013.
Although the Company is working diligently and has made substantial progress in the accounting evaluation process, that process is complicated and time-consuming, and additional time is needed to complete it. The Company intends to complete the restatement and to file the Delinquent Reports as promptly as practicable.
The Company issued a press release on September 5, 2013, disclosing receipt of the August 29, 2013 letter from NASDAQ. A copy of the press release is furnished herewith as Exhibit 99.1.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.
Item 9.01.  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
99.1*	Press release dated September 5, 2013.

*Document furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: September 5, 2013	By: /s/ John W. Frederick Name: John W. Frederick Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer